PHOENIX-ZWEIG TRUST

                       Supplement dated August 20, 1999 to
      Prospectus and Statement of Additional Information dated May 1, 1999


TRANSFER AGENT

Effective July 23, 1999, Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200, serves as Transfer Agent for the Trust. As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated non-daily dividend shareholder account and $22.25 for each designated daily dividend shareholder account, plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents are paid a fee by the Transfer Agent. State Street Bank and Trust Company serves as subtransfer agent pursuant to a Subtransfer Agency Agreement.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                               FUTURE REFERENCE.




PXP 1196TA (8/99)